UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  December 30, 2009


                       FINANCIAL FEDERAL CORPORATION
          (Exact name of registrant as specified in its charter)

         Nevada                   001-14237                88-0244792
(State of incorporation)    (Commission file number)    (I.R.S. Employer
                                                       Identification No.)


                730 Third Avenue, New York, New York 10017
            (Address of principal executive offices) (Zip Code)

                              (212) 599-8000
           (Registrant's telephone number, including area code)


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On December 30, 2009, the Executive Compensation and Stock Option Committee (the "Committee") of the Board of Directors of Financial Federal Corporation (the "Company"), in anticipation of the pending merger (the "Merger") of the Company with People's United Financial, Inc. ("People's United"), accelerated the vesting of 1,289,207 restricted shares of the Company's common stock ("Restricted Stock") held by executive officers of the Company, including Restricted Stock held by the Company's principal executive officer, principal financial officer and other named executive officers as follows:

===========================================================================================
                                                  Number of Shares of   Market Value on the
       Name                    Title               Restricted Stock       Vesting Date (1)
===========================================================================================
Paul R. Sinsheimer   President, Chief Executive               440,835           $12,140,596
                     Officer and Chairman

Steven F. Groth      Senior Vice President and                129,812            $3,575,022
                     Chief Financial Officer

John V. Golio        Executive Vice President                 160,562            $4,421,877

James H. Mayes, Jr.  Executive Vice President                 206,875            $5,697,338

Troy H. Geisser      Senior Vice President and                151,750            $4,179,195
                     Secretary
===========================================================================================

(1) Calculated by multiplying the number of shares by $27.54; the closing price of the Company's common stock on the vesting date.

     The Restricted Stock was granted to the executive officers pursuant to awards made at various times under the Company's (i) Amended and Restated 1998 Stock Option/Restricted Stock Plan (ii) 2006 Stock Incentive Plan or (iii) Amended and Restated 2001 Management Incentive Plan, and was subject to vesting based on either or both (i) the continued service of the executive officer until a specified date or dates (a "service-based condition") and (ii) the achievement of an established performance objective (a "performance-based condition").
Under the original terms of these awards, all of the awards would have vested immediately before the closing of the Merger, without regard to the satisfaction of the applicable service-based or performance-based conditions.

    The Committee took this action to eliminate (i) the excise tax the executive officers may have incurred on payments they are entitled to receive in connection with the Merger considered excess parachute payments under section 280G of the Internal Revenue Code and (ii) the corresponding "gross-up" payments People's United may have incurred to the executive officers under the employment arrangements the executive officers entered into with People's United that would take effect at the closing of the Merger. People's United consented to the accelerated vesting of the Restricted Stock.

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


                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FINANCIAL FEDERAL CORPORATION
                                           -----------------------------
                                           (Registrant)


                                           By:  /s/ Steven F. Groth
                                                -------------------------
                                                Senior Vice President and
                                                Chief Financial Officer
                                                (Principal Financial
                                                Officer)


January 4, 2010
---------------
(Date)

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